PIMCO Funds

Supplement dated December 6, 2024 to the Asset Allocation Funds Prospectus, Bond Funds Prospectus, Credit Bond Funds Prospectus, Equity-Related Strategy Funds Prospectus, International Bond Funds Prospectus, Quantitative Strategies Prospectus, Real Return Strategy Funds Prospectus, Short Duration Strategy Funds Prospectus and Tax-Efficient Strategy Funds Prospectus, each dated August 1, 2024, each as supplemented from time to time (each, a “Prospectus”)

Effective immediately, in each Prospectus, the disclosure in Appendix B - Financial Firm-Specific Sales Charge Waivers and Discounts regarding sales charge waivers available to investors purchasing shares through an Ameriprise Financial platform or account is deleted in its entirety and replaced with the following:

Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

•	Transaction size breakpoints, as described in this prospectus or the SAI.

•	Rights of accumulation (ROA), as described in this prospectus or the SAI.

•	Letter of intent, as described in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

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Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

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Shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

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Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

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Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

•	Redemptions due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI

•	Redemptions made in connection with a return of excess contributions from an IRA account

•	Shares purchased through a Right of Reinstatement (as defined above)

•	Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

Effective immediately, in each Prospectus, the disclosure in Appendix B - Financial Firm-Specific Sales Charge Waivers and Discounts regarding sales charge waivers available to investors purchasing shares through a Stifel, Nicolaus & Company platform is deleted in its entirety and replaced with the following:

Stifel, Nicolaus & Company, Incorporated and its broker-dealer affiliates

Effective immediately, shareholders purchasing or holding fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI.

CLASS A SHARES

As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Rights of accumulation

Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the fund family held by accounts within the purchaser’s household at Stifel. Ineligible assets include class A Money Market Funds not assessed a sales charge. Eligible fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front-end sales charge waivers on Class A shares available at Stifel

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Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.

•	Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.

•	Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family.

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Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.

•	Shares from rollovers into Stifel from retirement plans to IRAs.

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Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

•	Purchases of Class 529-A shares through a rollover from another 529 plan.

•	Purchases of Class 529-A shares made for reinvestment of refunded amounts.

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Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Contingent Deferred Sales Charges Waivers on Class A and C Shares

•	Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.

•	Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

•	Shares acquired through a right of reinstatement.

•	Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.

•	Shares exchanged or sold in a Stifel fee-based program.

Share Class Conversions in Advisory Accounts

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Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

Investors Should Retain This Supplement for Future Reference

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